Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Principal Receivables                  FCARC               Investor
                                          ------------------ -------------------
    Beginning Principal Receivables       $2,754,387,151.47   $4,510,000,000.00
     Current Floating Allocation Pct.           37.91630449%        62.08369551%

    Total Adjusted Principal Collections  $1,574,790,465.67   $2,578,542,742.79

    Principal Default Amounts                         $0.00               $0.00
     As a Percentage of Collections              0.00000000%         0.00000000%

    Monthly Principal Amortized                                           $0.00

    Ending Principal Receivables          $1,272,434,942.02   $4,510,000,000.00
     New Floating Allocation Pct.               22.00517524%        77.99482476%

   Interest Collections                   FCARC               Investor
                                          ------------------ -------------------
    Total Interest Collections               $23,627,456.87      $38,687,310.33
  ------------------------------------------------------------------------------

   Early Amortization Triggered?                             Yes              No
                                                             ---              --
    1.  Breach of covenants or agreements made in the                          x
        PSA and uncured for 45 days
    2.  Breach of any representation or warranty made                          x
        in the PSA and uncured for 60 days
    3.  Bankruptcy, insolvency or receivership of FMCC,                        x
        FCARC, or Ford
    4.  FCARC is an investment company within the                              x
        meaning of the ICA of 1940
    5.  Failure of FCARC to convey Receivables pursuant                        x
        to the PSA
    6.  Available Subordinated Amount has been reduced                         x
        to less than the Required Subordinated Amount
    7.  Servicer Default has occurred                                          x
    8.  Average monthly payment rate for past three                            x
        periods is less than 20%
    9.  Used vehicle percentage exceeds 10% for two                            x
        collection periods
   10.  Interest rate swap is terminated in accordance                         x
        with its terms
   11.  Outstanding principal amount of the certificates                       x
        is not repaid by the expected payment date

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Principal Receivables                                      Trust Total
                                                             -------------------
    Beginning Principal Receivables                           $7,264,387,151.47
     Current Floating Allocation Percentage                        100.00000000%

    Total Adjusted Principal Collections                      $4,153,333,208.46
     Payment Rate                                                         57.17%
     Principal Collections                                    $3,547,354,938.33
     Principal Collection Adjustments                           $601,876,587.50
     Principal Collections for Status Dealer Accounts             $4,101,682.63

    Principal Default Amounts                                             $0.00
     As a Percentage of Collections                                  0.00000000%

    Aggregate New Principal Receivables                       $2,671,380,999.01

    Ending Principal Receivables                              $5,782,434,942.02
     New Floating Allocation Percentage                            100.00000000%

   Interest Collections                                       Trust Total
                                                             -------------------
    Total Interest Collections                                   $62,314,767.20
     Interest Collections                                        $62,203,056.47
     Interest Collections for Status Dealer Accounts                $111,710.73
     Recoveries on Receivables Written Off                                $0.00

    Monthly Yield                                                         10.29%

    Used Vehicle Principal Receivables Balance                  $101,189,675.77
                                                                           1.75%

   Status Dealer Accounts                                     Trust Total
                                                             -------------------
    Beginning Balance                                             $8,566,030.18
     Principal Collections                                        $4,101,682.63
     Principal Write Offs                                                 $0.00
     Interest Collections                                           $111,710.73
    Ending Balance                                                $4,464,347.55

   Subordination and Participation                            Trust Total
                                                             -------------------
    Incremental Subordinated Amount                                       $0.00
     Overconcentration Amount                                             $0.00
     Installment Amount                                                   $0.00
     Other Ineligible Amounts                                             $0.00
    Available Subordinated Amount                               $501,111,111.11
    Required Subordinated Amount                                $501,111,111.11

    Required Participation  4.00%                               $180,400,000.00
    Required Participation and Subordinated Amount              $681,511,111.11

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
    Current Participation Amount                              $1,272,434,942.02
     Current Participation Percentage                                    186.71%
    Current Participation Shortfall                                       $0.00

    Available Seller Collections                              $1,598,417,922.54
    Subordinated Draw Amount                                              $0.00
    Reserve Fund Deposit                                                  $0.00
    Available Seller Collections to FCARC                     $1,598,417,922.54

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Series Allocations                                         1994-1
                                                             -------------------
    Certificates                                              $1,000,000,000.00
     Current Floating Allocation Percentage                         13.76578614%

    Total Adjusted Principal collections                        $571,738,967.36
    Principal Default Amounts                                             $0.00
    Total Interest Collections                                    $8,578,117.59

   Source and Use of Funds                                    1994-1
                                                             -------------------
     Investor Interest Funding Account Balance                    $8,578,117.59
     Investment and Net Swap Proceeds                                $15,997.79
     Reserve Fund Balance                                         $3,500,000.00
    Total Investor Collections and Reserve Fund                  $12,094,115.38

     Certificates Outstanding                                 $1,000,000,000.00
     Certificate Rate                                                    5.8575%
     Days in Interest Period                                                 33
    Current Interest Due                                          $5,369,375.00
    Net Trust Swap Receipts not req. to be paid                     $155,833.33
    Prior months Swap Receipts payable this month                         $0.00
    Current Interest Paid                                         $5,213,541.67
    Current Interest Shortfall                                            $0.00

    Additional Interest Due                                               $0.00
    Additional Interest Paid                                              $0.00
    Additional Interest Shortfall                                         $0.00

    Deferred Interest Due                                                 $0.00
    Deferred Interest Paid                                                $0.00
    Deferred Interest Shortfall                                           $0.00

    Servicing Fees Due FMCC  1.00%                                  $833,333.33
    Servicing Fees Paid                                             $833,333.33
    Servicing Fees Shortfall                                              $0.00

    Deferred Servicing Fees Due FMCC                                      $0.00
    Deferred Servicing Fees Paid                                          $0.00
    Deferred Servicing Fees Shortfall                                     $0.00

     Reserve Fund Required Amount                                 $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                    $0.00

    Current Investor Default Amount Due                                   $0.00
    Current Investor Default Amount Paid                                  $0.00
    Current Investor Default Amount Shortfall                             $0.00

    Deferred Investor Default Amount Due                                  $0.00
    Deferred Investor Default Amount Paid                                 $0.00
    Deferred Investor Default Amount Shortfall                            $0.00

    Asset Composition Premium                                             $0.00
    Excess Servicing (Deficiency) Amount                          $2,547,240.38

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Subordination and Participation                            1994-1
                                                             -------------------
    Incremental Subordinated Amount                                       $0.00
    Available Subordinated Amount                               $111,111,111.11
    Required Subordinated Amount                                $111,111,111.11

    Required Participation  4.00%                                $40,000,000.00
    Required Participation and Subordinated Amount              $151,111,111.11

    Subordinated Draw Amount                                              $0.00
    Reserve Fund Deposit                                                  $0.00

    Reserve Fund Balance                                          $3,500,000.00

    Controlled Distribution Amount                                        $0.00
    Principal Funding Account Balance                                     $0.00
    Excess Funding Account Balance                                        $0.00
    Principal Payment Amont                                               $0.00
    Pool Factor                                                  1.000000000000

    Interest Funding Account Balance                              $5,213,541.67
    Interest Payment Date?                                                     N
    Cum. Net Trust Swap Receipts not req. to be paid                $155,833.33
    Interest Payment Amount Due                                           $0.00
    Interest Payment Amount Paid                                          $0.00
    Interest Payment Amount Shortfall                                     $0.00

   Distributions to Holders of Certificates                   1994-1
   (per $1,000 denomination certificate)                     -------------------
    Total Amount Distributed                                        $0.00000000
    Total Amount Allocable to Principal                             $0.00000000
    Total Amount Allocable to Interest                              $0.00000000

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Series Allocations                                         1995-1
                                                             -------------------
    Certificates                                              $1,000,000,000.00
     Current Floating Allocation Percentage                         13.76578614%

    Total Adjusted Principal collections                        $571,738,967.36
    Principal Default Amounts                                             $0.00
    Total Interest Collections                                    $8,578,117.59

   Source and Use of Funds                                    1995-1
                                                             -------------------
     Investor Interest Funding Account Balance                    $8,578,117.59
     Investment and Net Swap Proceeds                             $3,975,540.43
     Reserve Fund Balance                                         $3,500,000.00
    Total Investor Collections and Reserve Fund                  $16,053,658.02

     Certificates Outstanding                                 $1,000,000,000.00
     Certificate Rate                                                    6.5000%
     Days in Interest Period                                                 30
    Current Interest Due                                          $5,416,666.67
    Net Trust Swap Receipts not req. to be paid                           $0.00
    Prior months Swap Receipts payable this month                 $3,649,305.58
    Current Interest Paid                                         $9,065,972.25
    Current Interest Shortfall                                            $0.00

    Additional Interest Due                                               $0.00
    Additional Interest Paid                                              $0.00
    Additional Interest Shortfall                                         $0.00

    Deferred Interest Due                                                 $0.00
    Deferred Interest Paid                                                $0.00
    Deferred Interest Shortfall                                           $0.00

    Servicing Fees Due FMCC  1.00%                                  $833,333.33
    Servicing Fees Paid                                             $833,333.33
    Servicing Fees Shortfall                                              $0.00

    Deferred Servicing Fees Due FMCC                                      $0.00
    Deferred Servicing Fees Paid                                          $0.00
    Deferred Servicing Fees Shortfall                                     $0.00

     Reserve Fund Required Amount                                 $3,500,000.00
    Reserve Fund Deposit (Draw) Amount                                    $0.00

    Current Investor Default Amount Due                                   $0.00
    Current Investor Default Amount Paid                                  $0.00
    Current Investor Default Amount Shortfall                             $0.00

    Deferred Investor Default Amount Due                                  $0.00
    Deferred Investor Default Amount Paid                                 $0.00
    Deferred Investor Default Amount Shortfall                            $0.00

    Asset Composition Premium                                             $0.00
    Excess Servicing (Deficiency) Amount                          $2,654,352.44

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Subordination and Participation                            1995-1
                                                             -------------------
    Incremental Subordinated Amount                                       $0.00
    Available Subordinated Amount                               $111,111,111.11
    Required Subordinated Amount                                $111,111,111.11

    Required Participation  4.00%                                $40,000,000.00
    Required Participation and Subordinated Amount              $151,111,111.11

    Subordinated Draw Amount                                              $0.00
    Reserve Fund Deposit                                                  $0.00

    Reserve Fund Balance                                          $3,500,000.00

    Controlled Distribution Amount                                        $0.00
    Principal Funding Account Balance                                     $0.00
    Excess Funding Account Balance                                        $0.00
    Principal Payment Amont                                               $0.00
    Pool Factor                                                  1.000000000000

    Interest Funding Account Balance                             $32,500,000.02
    Interest Payment Date?                                                     Y
    Cum. Net Trust Swap Receipts not req. to be paid                      $0.00
    Interest Payment Amount Due                                  $32,500,000.02
    Interest Payment Amount Paid                                 $32,500,000.02
    Interest Payment Amount Shortfall                                     $0.00

   Distributions to Holders of Certificates                   1995-1
   (per $1,000 denomination certificate)                     -------------------
    Total Amount Distributed                                       $32.50000002
    Total Amount Allocable to Principal                             $0.00000000
    Total Amount Allocable to Interest                             $32.50000002

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Series Allocations                                         1996-1
                                                             -------------------
    Certificates                                                $800,000,000.00
     Current Floating Allocation Percentage                         11.01262892%

    Total Adjusted Principal collections                        $457,391,173.89
    Principal Default Amounts                                             $0.00
    Total Interest Collections                                    $6,862,494.07

   Source and Use of Funds                                    1996-1
                                                             -------------------
     Investor Interest Funding Account Balance                    $6,862,494.07
     Investment and Net Swap Proceeds                              ($154,566.32)
     Reserve Fund Balance                                         $2,800,000.00
    Total Investor Collections and Reserve Fund                   $9,507,927.75

     Certificates Outstanding                                   $800,000,000.00
     Certificate Rate                                                    5.5000%
     Days in Interest Period                                                 30
    Current Interest Due                                          $3,666,666.67
    Net Trust Swap Receipts not req. to be paid                           $0.00
    Prior months Swap Receipts payable this month                   $254,166.67
    Current Interest Paid                                         $3,920,833.34
    Current Interest Shortfall                                            $0.00

    Additional Interest Due                                               $0.00
    Additional Interest Paid                                              $0.00
    Additional Interest Shortfall                                         $0.00

    Deferred Interest Due                                                 $0.00
    Deferred Interest Paid                                                $0.00
    Deferred Interest Shortfall                                           $0.00

    Servicing Fees Due FMCC  1.00%                                  $666,666.67
    Servicing Fees Paid                                             $666,666.67
    Servicing Fees Shortfall                                              $0.00

    Deferred Servicing Fees Due FMCC                                      $0.00
    Deferred Servicing Fees Paid                                          $0.00
    Deferred Servicing Fees Shortfall                                     $0.00

     Reserve Fund Required Amount                                 $2,800,000.00
    Reserve Fund Deposit (Draw) Amount                                    $0.00

    Current Investor Default Amount Due                                   $0.00
    Current Investor Default Amount Paid                                  $0.00
    Current Investor Default Amount Shortfall                             $0.00

    Deferred Investor Default Amount Due                                  $0.00
    Deferred Investor Default Amount Paid                                 $0.00
    Deferred Investor Default Amount Shortfall                            $0.00

    Asset Composition Premium                                             $0.00
    Excess Servicing (Deficiency) Amount                          $2,120,427.74

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Subordination and Participation                            1996-1
                                                             -------------------
    Incremental Subordinated Amount                                       $0.00
    Available Subordinated Amount                                $88,888,888.89
    Required Subordinated Amount                                 $88,888,888.89

    Required Participation  4.00%                                $32,000,000.00
    Required Participation and Subordinated Amount              $120,888,888.89

    Subordinated Draw Amount                                              $0.00
    Reserve Fund Deposit                                                  $0.00

    Reserve Fund Balance                                          $2,800,000.00

    Controlled Distribution Amount                                        $0.00
    Principal Funding Account Balance                                     $0.00
    Excess Funding Account Balance                                        $0.00
    Principal Payment Amont                                               $0.00
    Pool Factor                                                  1.000000000000

    Interest Funding Account Balance                             $22,000,000.02
    Interest Payment Date?                                                     Y
    Cum. Net Trust Swap Receipts not req. to be paid                      $0.00
    Interest Payment Amount Due                                  $22,000,000.02
    Interest Payment Amount Paid                                 $22,000,000.02
    Interest Payment Amount Shortfall                                     $0.00

   Distributions to Holders of Certificates                   1996-1
   (per $1,000 denomination certificate)                     -------------------
    Total Amount Distributed                                       $27.50000003
    Total Amount Allocable to Principal                             $0.00000000
    Total Amount Allocable to Interest                             $27.50000003

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Series Allocations                                         1996-2
                                                             -------------------
    Certificates                                                $960,000,000.00
     Current Floating Allocation Percentage                         13.21515470%

    Total Adjusted Principal collections                        $548,869,408.66
    Principal Default Amounts                                             $0.00
    Total Interest Collections                                    $8,234,992.89

   Source and Use of Funds                                    1996-2
                                                             -------------------
     Investor Interest Funding Account Balance                    $8,234,992.89
     Investment and Net Swap Proceeds                               $393,310.05
     Reserve Fund Balance                                         $3,360,000.00
    Total Investor Collections and Reserve Fund                  $11,988,302.94

     Certificates Outstanding                                   $960,000,000.00
     Certificate Rate                                                    5.8214%
     Days in Interest Period                                                 33
    Current Interest Due                                          $5,122,840.80
    Net Trust Swap Receipts not req. to be paid                           $0.00
    Prior months Swap Receipts payable this month                   $217,826.93
    Current Interest Paid                                         $5,340,667.73
    Current Interest Shortfall                                            $0.00

    Additional Interest Due                                               $0.00
    Additional Interest Paid                                              $0.00
    Additional Interest Shortfall                                         $0.00

    Deferred Interest Due                                                 $0.00
    Deferred Interest Paid                                                $0.00
    Deferred Interest Shortfall                                           $0.00

    Servicing Fees Due FMCC  1.00%                                  $800,000.00
    Servicing Fees Paid                                             $800,000.00
    Servicing Fees Shortfall                                              $0.00

    Deferred Servicing Fees Due FMCC                                      $0.00
    Deferred Servicing Fees Paid                                          $0.00
    Deferred Servicing Fees Shortfall                                     $0.00

     Reserve Fund Required Amount                                 $3,360,000.00
    Reserve Fund Deposit (Draw) Amount                                    $0.00

    Current Investor Default Amount Due                                   $0.00
    Current Investor Default Amount Paid                                  $0.00
    Current Investor Default Amount Shortfall                             $0.00

    Deferred Investor Default Amount Due                                  $0.00
    Deferred Investor Default Amount Paid                                 $0.00
    Deferred Investor Default Amount Shortfall                            $0.00

    Asset Composition Premium                                             $0.00
    Excess Servicing (Deficiency) Amount                          $2,487,635.21

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Subordination and Participation                            1996-2
                                                             -------------------
    Incremental Subordinated Amount                                       $0.00
    Available Subordinated Amount                               $106,666,666.67
    Required Subordinated Amount                                $106,666,666.67

    Required Participation  4.00%                                $38,400,000.00
    Required Participation and Subordinated Amount              $145,066,666.67

    Subordinated Draw Amount                                              $0.00
    Reserve Fund Deposit                                                  $0.00

    Reserve Fund Balance                                          $3,360,000.00

    Controlled Distribution Amount                                        $0.00
    Principal Funding Account Balance                                     $0.00
    Excess Funding Account Balance                                        $0.00
    Principal Payment Amont                                               $0.00
    Pool Factor                                                  1.000000000000

    Interest Funding Account Balance                             $14,592,334.40
    Interest Payment Date?                                                     Y
    Cum. Net Trust Swap Receipts not req. to be paid                      $0.00
    Interest Payment Amount Due                                  $14,592,334.40
    Interest Payment Amount Paid                                 $14,592,334.40
    Interest Payment Amount Shortfall                                     $0.00

   Distributions to Holders of Certificates                   1996-2
   (per $1,000 denomination certificate)                     -------------------
    Total Amount Distributed                                       $15.20034833
    Total Amount Allocable to Principal                             $0.00000000
    Total Amount Allocable to Interest                             $15.20034833

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Series Allocations                                         1997-1
                                                             -------------------
    Certificates                                                $750,000,000.00
     Current Floating Allocation Percentage                         10.32433961%

    Total Adjusted Principal collections                        $428,804,225.52
    Principal Default Amounts                                             $0.00
    Total Interest Collections                                    $6,433,588.19

   Source and Use of Funds                                    1997-1
                                                             -------------------
     Investor Interest Funding Account Balance                    $6,433,588.19
     Investment and Net Swap Proceeds                                $11,998.34
     Reserve Fund Balance                                         $2,625,000.00
    Total Investor Collections and Reserve Fund                   $9,070,586.53

     Certificates Outstanding                                   $750,000,000.00
     Certificate Rate                                                    5.7775%
     Days in Interest Period                                                 33
    Current Interest Due                                          $3,972,031.25
    Net Trust Swap Receipts not req. to be paid                      $61,875.00
    Prior months Swap Receipts payable this month                         $0.00
    Current Interest Paid                                         $3,910,156.25
    Current Interest Shortfall                                            $0.00

    Additional Interest Due                                               $0.00
    Additional Interest Paid                                              $0.00
    Additional Interest Shortfall                                         $0.00

    Deferred Interest Due                                                 $0.00
    Deferred Interest Paid                                                $0.00
    Deferred Interest Shortfall                                           $0.00

    Servicing Fees Due FMCC  1.00%                                  $625,000.00
    Servicing Fees Paid                                             $625,000.00
    Servicing Fees Shortfall                                              $0.00

    Deferred Servicing Fees Due FMCC                                      $0.00
    Deferred Servicing Fees Paid                                          $0.00
    Deferred Servicing Fees Shortfall                                     $0.00

     Reserve Fund Required Amount                                 $2,625,000.00
    Reserve Fund Deposit (Draw) Amount                                    $0.00

    Current Investor Default Amount Due                                   $0.00
    Current Investor Default Amount Paid                                  $0.00
    Current Investor Default Amount Shortfall                             $0.00

    Deferred Investor Default Amount Due                                  $0.00
    Deferred Investor Default Amount Paid                                 $0.00
    Deferred Investor Default Amount Shortfall                            $0.00

    Asset Composition Premium                                             $0.00
    Excess Servicing (Deficiency) Amount                          $1,910,430.28

                       Ford Credit Auto Loan Master Trust
  Ford Motor Credit Company     Asset Backed Certificates      08/13/98 11:51 am
  Investor Reporting System  v2.7     Monthly Statement           07/98 Activity
  ------------------------------------------------------------------------------
   Subordination and Participation                            1997-1
                                                             -------------------
    Incremental Subordinated Amount                                       $0.00
    Available Subordinated Amount                                $83,333,333.33
    Required Subordinated Amount                                 $83,333,333.33

    Required Participation  4.00%                                $30,000,000.00
    Required Participation and Subordinated Amount              $113,333,333.33

    Subordinated Draw Amount                                              $0.00
    Reserve Fund Deposit                                                  $0.00

    Reserve Fund Balance                                          $2,625,000.00

    Controlled Distribution Amount                                        $0.00
    Principal Funding Account Balance                                     $0.00
    Excess Funding Account Balance                                        $0.00
    Principal Payment Amont                                               $0.00
    Pool Factor                                                  1.000000000000

    Interest Funding Account Balance                              $3,910,156.25
    Interest Payment Date?                                                     N
    Cum. Net Trust Swap Receipts not req. to be paid                 $61,875.00
    Interest Payment Amount Due                                           $0.00
    Interest Payment Amount Paid                                          $0.00
    Interest Payment Amount Shortfall                                     $0.00

   Distributions to Holders of Certificates                   1997-1
   (per $1,000 denomination certificate)                     -------------------
    Total Amount Distributed                                        $0.00000000
    Total Amount Allocable to Principal                             $0.00000000
    Total Amount Allocable to Interest                              $0.00000000